File Nos. 33-1857 & 811-4503

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

AQUILA MUNICIPAL TRUST
(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of Principal Executive Offices)

 (212) 697-6666
(Registrant's Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Aquila Municipal Trust
Aquila Narragansett Tax-Free Income Fund
120 West 45th Street, Suite 3600
New York, New York 10036

September 23, 2015

Dear Shareholder:

A special shareholder meeting of Aquila Narragansett Tax-Free Income Fund (the “Fund”), a series of Aquila Municipal Trust, will be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178, on December 1, 2015.

At the special meeting, shareholders will be asked to approve a new Sub-Advisory Agreement between Aquila Investment Management LLC (the “Manager”), your Fund’s manager and sponsor, and Citizens Investment Advisors (the “Sub-Adviser”), your Fund’s sub-adviser, which is substantially similar to the prior Sub-Advisory Agreement.

    As you know, the Sub-Adviser has served as the sub-adviser or adviser of your Fund or its predecessor since the predecessor Fund’s inception in 1992.  The Sub-Adviser is a department of Citizens Bank, N.A., which is in turn a wholly-owned subsidiary of Citizens Financial Group, Inc. (“CFG”).  Until recently, CFG was an indirect wholly-owned subsidiary of The Royal Bank of Scotland, PLC (“RBS”).  However, RBS is in the process of selling its interest in CFG through a series of public offerings of CFG’s outstanding common stock (the “Divestiture”). CFG has advised the Fund that the Divestiture, which is not expected to have any impact on the operations of the Sub-Adviser or the Fund, constitutes an “assignment” of the Sub-Advisory Agreement in effect for your Fund, resulting in its automatic termination as required by law.  You are therefore being asked to approve a new Sub-Advisory Agreement so that the Sub-Adviser can continue to provide sub-advisory services to your Fund.

Your Trustees recommend that you vote “FOR” the proposal. Attached please find answers to various questions you may have in connection with the Special Meeting.  Before you vote, please read the entire proxy statement.

Your vote is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions over the Internet or by telephone. Alternatively, you may submit voting instructions by signing and dating your proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call 800-437-1020 or 212-697-6666.

Sincerely,

/s/ Diana P. Herrmann

Diana P. Herrmann
President

IMPORTANT QUESTIONS AND ANSWERS
RELATED TO THE PROXY STATEMENT

Below, please find answers to various questions you may have in connection with the Special Meeting.  We also encourage you to read the full text of the enclosed Proxy Statement.

Q.	Why am I receiving the Proxy Statement?

A.
You are, or were as of the record date of September 8, 2015, a shareholder of Aquila Narragansett Tax-Free Income Fund. As a shareholder, you are entitled to vote on the proposal described below. The Proxy Statement contains information you should know before voting on the proposal.

Q.	What am I being asked to vote “FOR” at the Special Meeting?

A.	You are being asked to vote “FOR” a proposal that has been approved by your Board of Trustees:

Proposal: To approve a new Sub-Advisory Agreement between Aquila Investment Management LLC (the “Manager”), your Fund’s manager and sponsor, and Citizens Investment Advisors (the “Sub-Adviser”), your Fund’s sub-adviser.

The Sub-Adviser is a department of Citizens Bank, N.A., which is in turn a wholly-owned subsidiary of Citizens Financial Group, Inc. (“CFG”).  Until recently, CFG was an indirect wholly-owned subsidiary of The Royal Bank of Scotland, PLC (“RBS”).  However, RBS is in the process of divesting its interest in CFG through a series of public offerings of CFG’s outstanding common stock (the “Divestiture”).  CFG has advised the Fund that the Divestiture, which is not expected to have any impact on the operations of the Sub-Adviser or the Fund, constitutes an “assignment” of the Sub-Advisory Agreement in effect for your Fund, resulting in its automatic termination as required by law.  You are therefore being asked to approve a new Sub-Advisory Agreement so that the Sub-Adviser can continue to provide sub-advisory services to your Fund.

Q.	Why am I being asked to vote on this proposal?

A.
This proposal requires shareholder approval. Your Fund’s Board of Trustees has approved the proposal, and believes it is in shareholders’ best interests.  The Board of Trustees therefore recommends that you approve the proposal.

Q.	Will my vote make a difference?

A.
Yes, your vote is very important and can make a difference in the governance of your Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by your Board of Trustees can be implemented.

Q.	Does the new Sub-Advisory Agreement differ from the Sub-Advisory Agreement currently in effect?

A.
The proposed new Sub-Advisory Agreement is identical to the Sub-Advisory Agreement currently in effect for your Fund, except for its effective date and initial term, and other non-substantive changes.  There will be no changes in the services that your Fund receives from the Sub-Adviser as a consequence of the new Sub-Advisory Agreement.

Q.	Will my Fund’s expenses change as a result of the New Sub-Advisory Agreement?

A.	No. There will be no increase in the sub-advisory fees payable by the Manager to the Sub-Adviser, or in the management fee payable by your Fund to the Manager, as a consequence of the new Sub-Advisory Agreement.

Q.	How does the Board of Trustees of the Fund recommend that I vote?

A.	Your Fund’s Board of Trustees unanimously recommends that you vote “FOR” the new Sub-Advisory Agreement.

Q.	Who is paying the expenses related to the special meeting?

A.
The cost of preparing, printing and mailing the Notice, the Proxy Statement and the accompanying Proxy Card will be borne by the Sub-Adviser.  The Sub-Adviser also will pay the costs of the solicitation.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call 800-437-1020 or 212-697-6666.

Q.	How do I vote my shares?

A.
You can provide voting instructions by computer by going to the Internet address provided on the proxy card or by telephone by calling the toll-free number on the enclosed proxy card and following the instructions, using your proxy card as a guide.  Alternatively, you can vote your shares by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You also may attend the Special Meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.
It is important that you vote promptly. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy as soon as possible.

Q.	How do I sign the proxy card?

A.
When voting via the internet or by telephone you will be required to enter the identifying numbers that appear on your proxy card.  If voting by mail, please complete, sign and date the proxy card. When signing the proxy card:

Individual accounts: Please sign exactly as your name appears on your account registration shown on the proxy card.

Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts: the person signing must indicate his or her capacity. For example, a trustee for a trust should sign, “Mary Smith, Trustee.”

Q.	Who are Broadridge Financial Solutions, Inc. and Computershare Fund Services?

A.
Broadridge Financial Solutions, Inc. and Computershare Fund Services, neither of which is affiliated with your Fund, the Manager or the Sub-Adviser, each specialize in assisting financial firms with shareholder meetings. Your Fund hired both Broadridge Financial Solutions, Inc. and Computershare Fund Services to contact shareholders and record proxy votes. As the Special Meeting approaches, shareholders who have not yet voted their shares may receive a telephone call from Computershare Fund Services asking for shareholders’ votes so that the meeting will not need to be postponed.

[logo] Aquila Group	[logo] Aquila Narragansett
of Funds	Tax-Free Income Fund

Important Notice
Please Read Immediately

Aquila Municipal Trust
Aquila Narragansett Tax-Free Income Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on December 1, 2015

PROXY STATEMENT

[logo] Aquila Group	[logo] Aquila Narragansett
of Funds	Tax-Free Income Fund

Aquila Municipal Trust
Aquila Narragansett Tax-Free Income Fund
120 West 45th Street, Suite 3600, New York, New York 10036

Notice of Special Meeting of
Shareholders to Be Held
on December 1, 2015

To Shareholders of the Fund:

The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Aquila Narragansett Tax-Free Income Fund (the “Fund”), a series of Aquila Municipal Trust, will be held:

Place:	(a)	Morgan, Lewis & Bockius LLP 101 Park Avenue New York, NY 10178;
Time:	(b)	On December 1, 2015 at 10:00 A.M. Eastern Standard Time;
Purposes:	(c)	For the following purposes:
(i) to approve a new Sub-Advisory Agreement; and
(ii) to vote on any other matters which may properly come before the Special Meeting at the scheduled time and place or any adjourned or postponed meeting or meetings.
Who Can Vote What Shares:	(d)
To vote at the Special Meeting, you must have been a shareholder on your Fund’s records at the close of business on September 8, 2015 (the “record date”). Also, the number of shares of each of the Fund’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Special Meeting (or any adjourned or postponed meeting or meetings).

By order of the Board of Trustees,

CHARLES E. CHILDS, III
Secretary
September 23, 2015

Please Note:

Even if you expect to attend the Special Meeting, please vote in advance by any of three ways: by the Internet, by telephone, or by completing the enclosed proxy card and returning it in the accompanying stamped envelope.  We request your cooperation in voting no matter how large or small your holding may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 1, 2015: This Notice and the Proxy Statement are also available on the internet at www.aquilafunds.com.

Aquila Municipal Trust
Aquila Narragansett Tax-Free Income Fund
120 West 45th Street, Suite 3600
New York, New York 10036
Proxy Statement

Introduction

The purpose of the Notice preceding this Proxy Statement is to advise you of the date, time, place and purpose of a Special Meeting of the Shareholders of Aquila Narragansett Tax-Free Income Fund (the “Fund”), a series of Aquila Municipal Trust (the “Trust”). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions at the meeting.

Your Fund’s manager (the “Manager”) is Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, New York 10036, a subsidiary of your Fund’s founder and sponsor, Aquila Management Corporation.  Your Fund’s principal underwriter (the “Distributor”) is Aquila Distributors, Inc., 120 West 45th Street, Suite 3600, New York, New York 10036.  Your Fund’s Sub-Adviser is Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), One Citizens Plaza, Providence, RI 02903.

A copy of your Fund’s most recent annual and semi-annual reports were previously mailed to shareholders.  Additional copies are available on your Fund’s website at www.aquilafunds.com or without charge upon written request to the Manager, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

This Notice, this Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about September 23, 2015.  This material is also available on your Fund’s website at www.aquilafunds.com.  You may call 800-437-1020 toll-free or 212-697-6666 for information or if you plan to attend the Special Meeting and vote in person.

We request that you vote the proxy card no matter how large or small your holding may be.

You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

(1) Internet Voting

To vote your shares by the Internet, please visit the website address shown on your proxy card.  You will be prompted to enter the control numbers on your proxy card.  Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(2) Telephone Voting

To vote your shares by telephone, please call the toll-free number on your proxy card.  You will be prompted to enter the control numbers on your proxy card.  Follow the recorded instructions using your proxy card as a guide.  If you vote by phone, you need not return the proxy card by mail.

(3) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; your Fund calls these persons the “proxy holders.”  You may direct the proxy holders to vote your shares on a proposal by marking the appropriate box “For” or “Against” or instruct them not to vote your shares on a proposal by marking the “Abstain” box. If you return your signed proxy card and do not mark a box on a proposal, the proxy holders will vote your shares for that proposal.

General Information

Only shareholders of record as of the record date are entitled to notice of and to vote at the Special Meeting.

One-third of the outstanding shares of your Fund entitled to vote, present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business at the Special Meeting.

Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum at the meeting.  “Broker non-votes” occur when a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.  Abstentions and “broker non-votes” have the same effect as negative votes with respect to the proposal to be considered at the Special Meeting.

Your Fund is sending you the Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Special Meeting to be held at the times and place and for the purposes indicated in the Notice or any adjourned

1 / Aquila Narragansett Tax-Free Income Fund

or postponed meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Special Meeting, this means the meeting held at the scheduled time or any adjourned or postponed meeting or meetings.

The cost of preparing, printing and mailing the Notice, the Proxy Statement and the accompanying Proxy Card will be borne by the Sub-Adviser.  The Sub-Adviser also will pay the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Broadridge Financial Solutions, Inc. and Computershare Fund Services, third party solicitation firms, have been retained to provide proxy solicitation services at a cost of approximately $21,350.  Brokerage firms, banks and others may be asked to forward the Notice and the Proxy Statement to beneficial owners of your Fund’s shares so that these owners may authorize the voting of their shares.  The Sub-Adviser will pay these firms their out-of-pocket expenses for doing so.

In the event that at the time any session of the Special Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn such Meeting to a later date and the Meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal and such Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of your Fund present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by “broker non-votes” may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.  If the Special Meeting is postponed, your Fund will give notice of the postponed meeting to shareholders.

        You may revoke your proxy by: (i) so notifying your Fund in writing; (ii) signing a new and different proxy card (if your Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or visiting the website address, both of which are detailed on your proxy card, entering your control number, and revoking your previous vote.

On the record date, your Fund had four classes of shares outstanding.  All shareholders of your Fund are entitled to vote at the Special Meeting.  Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of your Fund’s outstanding classes of shares was as follows:  Class A Shares, $10.66; Class C Shares, $10.65; Class Y Shares, $10.65; and Class I Shares, $10.66.  The meeting is expected to act only upon matters that affect your Fund as a whole. Therefore, all shareholders of all classes of your Fund are entitled to vote at the meeting and will vote together as a single class at the meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 11,865,821; Class C Shares, 1,357,473; Class Y Shares, 8,743,052; and Class I Shares, 21,817.
On the record date, the following holders held 5% or more of a class of your Fund’s outstanding shares.  On the basis of information received from the institutional holders, your Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

2 / Aquila Narragansett Tax-Free Income Fund

Record Holder Institutional 5% shareholders	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C	1,803,299 359,512	15.20% 26.48%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	99,948	7.36%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class I Class Y	21,817 1,017,369	100.00% 11.64%
RBS Citizens Bank NA 10 Tripps Lane Riverside, RI	Class Y	4,260,579	48.73%
NFS LLC FEBO The Washington Trust Co. 23 Broad Street Westerly, RI	Class Y	973,806	11.14%

Additional 5% Shareholders

Your Fund’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

3 / Aquila Narragansett Tax-Free Income Fund

To Approve A New Sub-Advisory Agreement
(Proposal No. 1 at the Special Meeting)

Shareholders are being asked to approve a new Sub-Advisory Agreement between the Manager and the Sub-Adviser.

Background

As your Fund’s Manager, the Manager is responsible for the management of your Fund, subject to the terms of the Advisory and Administration Agreement with the Fund.  As part of its responsibilities as your Fund’s Manager, the Manager, selects and employs one or more sub-advisers to provide portfolio management services for your Fund consistent with your Fund’s investment objective and the guidelines and directions set by the Manager and the Board of Trustees.  The Manager’s selection and employment of a sub-adviser by your Fund is subject to the review and approval of the Board of Trustees of the Trust and your Fund’s shareholders.

The Sub-Adviser has served as the sub-adviser or adviser of your Fund or its predecessor since the predecessor Fund’s inception in 1992.  The Sub-Adviser is a department of Citizens Bank, N.A., which is in turn a wholly-owned subsidiary of Citizens Financial Group, Inc. (“CFG”).  Until recently, CFG was an indirect wholly-owned subsidiary of The Royal Bank of Scotland, PLC (“RBS”).  However, RBS is in the process of selling its interest in CFG through a series of public offerings of CFG’s outstanding common stock (the “Divestiture”). Following the completion of the most recent public offering, which closed on August 3, 2015, RBS’s remaining ownership stake in CFG was approximately 20.9 percent.  Accordingly, CFG has advised the Fund that the Divestiture has resulted in a transfer of a controlling block of voting securities of CFG and, therefore constitutes an “assignment” of the Sub-Advisory Agreement for your Fund (the “Prior Sub-Advisory Agreement”), resulting in its automatic termination as required by law as of August 3, 2015.

The Sub-Adviser is currently providing services to your Fund under an interim Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement”).  Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), allows an investment adviser to act under an interim management contract with a maximum term of 150 days without first obtaining shareholder approval, so that the investment company may receive investment management services without interruption following an assignment of a previous management contract.

Prior to the most recent public offering of CFG’s outstanding common stock, the Board of Trustees met in person on June 14, 2015 and approved the Interim Sub-Advisory Agreement to take effect upon the termination of the Prior Sub-Advisory Agreement. Consistent with the 1940 Act and Rule 15a-4 thereunder, the Interim Sub-Advisory Agreement will continue in effect until the earlier to occur of (i) approval by a “majority of the outstanding voting securities,” as defined in the 1940 Act, of a new Sub-Advisory Agreement and (ii) December 31, 2015, which is the 150th day after August 3, 2015, unless the Securities and Exchange Commission or its staff permit the contract to remain in effect for a longer period. The Interim Sub-Advisory Agreement is substantially similar to the Prior Sub-Advisory Agreement, except for its effective date, provisions regarding the term of the contract and requiring that compensation payable under the Interim Sub-Advisory Agreement be held in an

4 / Aquila Narragansett Tax-Free Income Fund

interest-bearing escrow account, and certain non-substantive changes.

Shareholders are being asked to approve a new Sub-Advisory Agreement with the Sub-Adviser (the “New Sub-Advisory Agreement”) to enable the Sub-Adviser to continue to provide sub-advisory services to your Fund.  There have been no changes to the portfolio management services provided by the Sub-Adviser to your Fund, the Sub-Adviser’s investment approach or style with respect to your Fund, or the Sub-Adviser’s operations, as a result of the Divestiture.

Approval of the New Sub-Advisory Agreement

After analyzing the pending Divestiture and its anticipated impact on the Sub-Adviser, the Manager recommended to the Board of Trustees that the Sub-Adviser be re-appointed as the sub-adviser of your Fund.  The majority of the Board, upon the recommendation of the Manager and after consideration of a variety of factors (as described below under “Evaluation by the Board of Trustees of the New Sub-Advisory Agreement”), voted on June 14, 2015 to approve the New Sub-Advisory Agreement and on July 27, 2015 the Board unanimously recommended that your Fund’s shareholders approve the New Sub-Advisory Agreement.

As discussed below, the terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Prior Sub-Advisory Agreement, except for its effective date and for certain non-substantive changes.  The terms of the New Sub-Advisory agreement are also substantially similar to the terms of the Interim Sub-Advisory Agreement, except for its effective date, and provisions regarding the term of the contract, and except that the New Sub-Advisory Agreement does not include the provision requiring that compensation payable under the Agreement be held in an interest-bearing escrow account.

Specifically, the duties to be performed and the standard of care under the New Sub-Advisory Agreement are identical to what was provided in the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.  Furthermore, the sub-advisory fee of 0.23 of 1% of your Fund’s average daily net assets under the New Sub-Advisory Agreement is the same as under the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.  The Manager, and not your Fund, pays a portion of the fees it receives from your Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to your Fund.  There will be no increase in the sub-advisory fees payable by the Manager to the Sub-Adviser, or in the management fees payable by your Fund to the Manager, as a consequence of the New Sub-Advisory Agreement.

The Sub-Adviser has advised the Manager and the Board of Trustees that it does not anticipate any material changes in the professional personnel who currently perform services for your Fund, the compliance program or structure of the Sub-Adviser, or the oversight of compliance with Fund investment restrictions, as a result of the Divestiture.  Similarly, the Sub-Adviser has advised the Manager and the Board of Trustees that it anticipates that there will be no diminution in the nature or quality of investment sub-advisory services provided to your Fund as a result of the Divestiture.  Jeffrey K. Hanna, the portfolio manager currently listed in your Fund’s prospectus, will continue to manage your Fund’s assets.

Terms of the New Sub-Advisory Agreement and Comparison with Prior Sub-Advisory Agreement and Interim Sub-Advisory Agreement

        The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Prior Sub-Advisory Agreement, except for its effective date, initial term and certain non-substantive changes.  The terms of the New Sub-Advisory Agreement are also substantially similar to the terms of the Interim Sub-Advisory Agreement, except for its effective date, and provisions regarding the term of the contract, and except that the New Sub-Advisory Agreement does not include the provision requiring that compensation payable thereunder be held in an interest-bearing escrow account.

The New Sub-Advisory Agreement provides that the Sub-Adviser shall render, to the Manager and to your Fund, investment research and advisory services as set forth in the Agreement under the supervision of the Manager and subject to the approval and direction and control of the Board of Trustees of the Trust.  The New Sub-Advisory Agreement provides that the Sub-Adviser shall act as managerial investment adviser to your Fund with respect to the investment of your Fund’s assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of your Fund.  The New Sub-Advisory Agreement provides that, subject to the direction and control of the Manager and the Board of Trustees of the Trust, the Sub-Adviser shall (i) supervise continuously the investment program of your Fund and the composition of its portfolio; (ii) determine what securities shall be purchased or sold by your Fund; (iii) arrange for the purchase and the sale of securities held in the portfolio of your Fund; (iv) at its expense provide for pricing of your Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to your Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of your Fund’s portfolio at least quarterly using another such source satisfactory to your Fund; and (v) consult with the Manager in connection with its duties hereunder.  The Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement each contain identical provisions.

The New Sub Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of your Fund, as reflected in its registration statement.  The Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement each contain identical provisions.

The New Sub-Advisory Agreement provides that the Sub-Adviser shall select such broker-dealers as shall, in the Adviser’s judgment, implement the policy of the Fund to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.    The New Sub-Advisory Agreement provides that the Sub-Adviser shall cause your Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions, and that your Fund expects that most transactions will be principal transactions at net prices and that your Fund will incur little or no brokerage costs.  The New Sub-Advisory Agreement provides that in allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest commission available if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular

5 / Aquila Narragansett Tax-Free Income Fund

transaction or the Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. The Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement each contain substantially similar provisions.

The New Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by your Fund or its security holders, except a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.  The New Sub-Advisory Agreement also provides that the Sub-Adviser shall not be liable for any loss sustained by the reason of the adoption of any investment policy or the purchase, sale or retention of any security, and permits the Adviser to act as investment adviser for any other person, firm or corporation. The New Sub-Advisory Agreement provides that to the extent that the Manager is indemnified under the Trust’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification. The Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement each contain identical provisions.

Under the New Sub-Advisory Agreement, the Manager furnishes your Fund, at the Sub-Adviser’s expense, with all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement, and the Manager pays all compensation of your Fund’s officers, employees and Trustees, if any, who are affiliated persons of the Sub-Adviser.  The Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement each contain identical provisions.

The New Sub-Advisory Agreement provides that, after an initial one-year term, it continues in effect from year to year only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” as defined in the 1940 Act of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a majority of the outstanding voting securities of your Fund and by such a vote of the Trustees.  Except for having an initial two-year term, the Prior Sub-Advisory Agreement contains an identical provision.  The Interim Sub-Advisory Agreement continues in effect until the sooner of (i) the date of the approval of the New Sub-Advisory Agreement by vote of a majority of the outstanding voting securities of your Fund or (ii) December 31, 2015; provided, however, that if the shareholders fail to approve the New Sub-Advisory Agreement, the Sub-Adviser may continue to serve thereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

The New Sub-Advisory Agreement also provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and your Fund sixty days’ written notice, and may be terminated by the Manager or your Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice, provided that such termination by your Fund shall be directed or approved by the vote of a majority of all the Trustees of the Trust in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote.  The New Sub-Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.  The Prior Sub-Advisory Agreement contains identical provisions.  The Interim Sub-Advisory Agreement provides that it may be terminated by vote of a majority of the Board of Trustees of the Fund or by vote of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote at any time without penalty upon giving the Manager and the Sub-Adviser ten days’ written notice.  The Interim Sub-Advisory Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice. The Interim Sub-Advisory Agreement may be terminated by the Manager at any time without penalty upon giving the Sub-Adviser and the Fund sixty days’ written notice. Like the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement, the Interim Sub-Advisory Agreement Agreement provides that it shall automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement in effect between the Fund and the Manager.

The New Sub-Advisory Agreement provides that the Sub-Adviser is entitled to receive a fee payable monthly and computed on the net asset value of your Fund as of the close of business each business day at the annual rate of 0.23 of 1% of such net asset value.  As noted above, the fees payable to the Sub-Adviser under the New Sub-Advisory Agreement are the same as the fees payable under each of the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.  However, the compensation payable under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account held with your Fund’s custodian or with a bank.  If the holders of a majority of your Fund’s outstanding voting securities approve the New Sub-Advisory Agreement on or before December 31, 2015, the full

6 / Aquila Narragansett Tax-Free Income Fund

amount in the escrow account (including interest earned) will be paid to the Sub-Adviser. If the holders of a majority of your Fund’s outstanding voting securities do not approve the New Sub-Advisory Agreement on or before December 31, 2015, the Sub-Adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow) or (b) the full amount in the escrow account (including interest earned), and any remainder would be returned to the Fund.

Please refer to Exhibit A for the complete terms of the New Sub-Advisory Agreement.

Evaluation by the Board of Trustees of the New Sub-Advisory Agreement

The Board of Trustees requested and obtained such information as it deemed reasonably necessary to evaluate the New Sub-Advisory Agreement.  The Board of Trustees considered, among other things, information presented by the Manager and Sub-Adviser. They also considered information presented in a report previously provided to the Board prepared by an independent consultant in August 2014 with respect to your Fund’s fees, expenses and investment performance, which included comparisons of your Fund’s investment performance against peers and your Fund’s benchmark and comparisons of the advisory fee payable to the Manager against the advisory fees paid by your Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to your Fund provided to the Trustees at each regularly scheduled meeting. The Board of Trustees also considered information received in connection with the most recent determination to continue the Prior Sub-Advisory Agreement.

At a meeting held on June 14, 2015 the Board of Trustees, including a majority of the non-interested Trustees, approved the New Sub-Advisory Agreement, but requested that the Sub-Adviser provide additional information to the Trustees regarding its services to the Fund.  At a telephonic meeting held on July 27, 2015, the Board of Trustees, after considering the additional information provided to the Trustees by the Sub-Adviser, unanimously recommended that your Fund’s shareholders approve the New Sub-Advisory Agreement.

In considering the New Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the New Sub-Advisory Agreement.  In considering the Interim Sub-Advisory Agreement, the Trustees considered the same factors discussed below with respect to the New Sub-Advisory Agreement, and reached the same conclusions.

The nature, extent and quality of services provided by the Sub-Adviser.  The Board of Trustees considered the nature, extent and quality of the services that had been provided by the Sub-Adviser to your Fund, taking into account the investment objectives and strategies of your Fund. The Trustees reviewed the terms of the New Sub-Advisory Agreement and considered that the Sub-Adviser would provide the same investment services under the New Sub-Advisory Agreement as had been provided under the Prior Sub-Advisory Agreement.  The Trustees considered that the Sub-Adviser advised the Board of Trustees that it does not anticipate any material changes in the professional personnel who currently perform services for your Fund, the compliance program or structure of the Sub-Adviser, or the oversight of compliance with Fund investment restrictions, as a result of the Divestiture. The Trustees considered that the Sub-Adviser advised the Board of Trustees that it anticipates that there will be no diminution in the nature or quality of investment sub-advisory services provided to your Fund as a result of the Divestiture.

The Board of Trustees also reviewed the Sub-Adviser’s investment approach for your Fund and its research process.  The Trustees noted the extensive experience of the Sub-Adviser’s portfolio manager, Jeffrey K. Hanna. They considered that Mr. Hanna is based in Providence, Rhode Island and that he has a comprehensive understanding regarding the economy of the State of  Rhode Island and the securities in which your Fund invests, including those securities with less than the highest ratings from the rating agencies.

Based on these considerations, the Board of Trustees concluded that the nature, extent and quality of services that the Sub-Adviser would continue to provide to your Fund were satisfactory and consistent with the terms of the New Sub-Advisory Agreement.

The investment performance of your Fund.  The Trustees reviewed your Fund’s performance and compared its performance to the performance of:

•
the funds in your Fund’s peer group (the “Peer Group”), as previously selected by the independent consultant (nine municipal single-state intermediate and municipal single-state long funds, as classified by Morningstar, that are similar to your Fund in size and that charge a front-end sales charge);

•
the funds in your Fund’s product category for performance (the “Product Category for Performance”) (all funds in the Peer Group and, without duplication, all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and

•	your Fund’s benchmark index, the Barclays Capital Quality Intermediate Municipal Bond Index.

              The Trustees considered that the materials included in the Consultant’s Report indicated that your Fund’s average annual total return was higher than the average annual total return of the funds in the Peer Group for the one year period but lower than the average annual total return of the funds in the Peer Group for the three, five and ten year periods ended June 30, 2014. They also considered that your Fund’s average annual total return was higher than the average annual total return of the funds in the Product Category for Performance for the one, three and ten year

7 / Aquila Narragansett Tax-Free Income Fund

periods, but lower than the average annual total return of the funds in the Product Category for Performance for the five year period ended June 30, 2014. The Trustees noted that your Fund’s average annual return was higher than that of its benchmark index for the one year period but was lower than the average annual return of the benchmark index for the three, five and ten year periods ended June 30, 2014.

               The Trustees discussed your Fund’s performance record and considered the Manager’s and Sub-Adviser’s view that your Fund’s performance, as compared to the Product Category for Performance and the Peer Group, was explained in part by your Fund’s somewhat higher-quality portfolio and its historical intermediate maturity structure.

               The Trustees noted that, unlike your Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. The Trustees also noted that your Fund was the only Rhode Island state-specific tax-free municipal bond fund in the State and considered the economic conditions in the State.

The Trustees noted that your Fund continued to out-perform its index for the first quarter of 2015. They additionally noted the Sub-Adviser’s efforts to position your Fund to protect against the potential for rising interest rates.

The Board of Trustees considered that the Sub-Adviser would continue to manage your Fund’s portfolio in the same manner that it was managed under the Prior Sub-Advisory Agreement and, as noted below, considered the Sub-Adviser’s costs in providing those services.  The Board of Trustees considered that the investment performance of your Fund was satisfactory and supported approval of the New Sub-Advisory Agreement.

The cost of the services to be provided and the profits to be realized by the Sub-Adviser from the relationship with your Fund.  The Board of Trustees considered the sub-advisory fees paid to the Sub-Adviser under the Prior Sub-Advisory Agreement and proposed to be paid under the New Sub-Advisory Agreement and noted that the fees are the same.  The Board of Trustees also considered that the Manager (and not your Fund) pays the Sub-Adviser from its management fees.

The Trustees reviewed management fees charged by the Sub-Adviser and its affiliate to its other clients. The Trustees noted that in most instances the fee rates for those clients were comparable to the fees paid to the Sub-Adviser with respect to your Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with your Fund and those client accounts.

                The Trustees considered that the Manager and, in turn, the Sub-Adviser was currently waiving a portion of its fees and had been since your Fund’s inception. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.69% for Class C Shares, 0.98% for Class I Shares and 0.69% for Class Y Shares through September 30, 2016. The Manager may not terminate these arrangements without the approval of the Trustees.

In approving the New Sub-Advisory Agreement, the Board of Trustees considered information from the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to your Fund.  The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to your Fund did not argue against approval of the fees to be paid under the New Sub-Advisory Agreement.

Accordingly, the Trustees concluded that the sub-advisory fees payable with respect to your Fund under the New Sub-Advisory Agreement were reasonable in relation to the nature and quality of the services to be provided to your Fund by the Sub-Adviser and supported approval of the New Sub-Advisory Agreement.

The extent to which economies of scale would be realized as your Fund grows.  In approving the New Sub-Advisory Agreement, the Board of Trustees considered the extent to which the Sub-Adviser may realize economies of scale or other efficiencies in connection with providing sub-advisory services for your Fund.  The Trustees noted that the Sub-Adviser continued to waive a portion of its fees. The Trustees concluded that economies of scale, if any, were being appropriately shared with your Fund.

Benefits derived or to be derived by the Sub-Adviser from the relationship with your Fund. In approving the New Sub-Advisory Agreement, the Board of Trustees considered the other benefits to the Sub-Adviser from its relationship with your Fund, including reputational benefits derived from managing your Fund.  The Trustees observed that, as is generally true of most fund complexes, the Sub-Adviser and its affiliate, by providing services to a number of investment clients including your Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that produces efficiencies and increased profitability for the Sub-Adviser and its affiliate, it also makes their services available to your Fund at favorable levels of quality and cost which are more advantageous to your Fund than would otherwise have been possible.  The Board of Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between the Sub-Adviser and your Fund.

Based on its evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the New Sub-Advisory Agreement should be approved and recommended that the shareholders of

8 / Aquila Narragansett Tax-Free Income Fund

your Fund vote to approve the New Sub-Advisory Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser/ sub-adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an investment adviser that results in an assignment of an investment advisory/sub-advisory agreement with an investment company as long as two conditions are met.  First, for a two-year period following the transaction, no “unfair burden” may be imposed on the investment company as a result of the transaction. The Sub-Adviser is not aware of any circumstances relating to the Divestiture that might result in the imposition of an “unfair burden” on the Fund as a result of the Divestiture.  Second, during the three-year period immediately following the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment adviser/sub-adviser or the predecessor investment adviser/sub-adviser within the meaning of the 1940 Act.  The Trust’s Board of Trustees currently satisfies this condition.

Information Regarding the Sub-Adviser

The Sub-Adviser is a department of Citizens Bank, N.A., which is in turn a wholly-owned subsidiary of CFG.  CFG is a $137 billion commercial bank holding company. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,200 branches and nearly 18,000 employees. It operates its branch network in 11 states and has non-branch retail and commercial offices in select markets nationwide.

The Sub-Adviser is located at One Citizens Plaza, Providence, Rhode Island 02903.  The names and principal occupations of the individuals who have primary responsibility for the day-to-day operations of the Sub-Adviser are set forth below:

Name	Position
Jeffrey K Hanna	Senior Vice President
Daniel J. LaPlante	Senior Vice President
Jason Buggs	Senior Vice President and Chief Compliance Officer

               Jeffrey K. Hanna, a Senior Vice President of the Sub-Adviser, is the portfolio manager of your Fund.  He has held this position since 2005. He was formerly an assistant portfolio manager of your Fund and served as such since 2000. Mr. Hanna has been with the company since 1988.

As noted above, the Sub-Adviser is a separately identifiable department of Citizens Bank, N.A. The name and principal occupation of each principal executive officer and each member of the Board of Directors of Citizens Bank, N.A., are listed in the charts below.  The address for each is One Citizens Plaza, Providence, Rhode Island 02903.

Name of Officer	Position
Bruce Van Saun	Chairman and Chief Executive Officer
Eric Aboaf	Chief Financial Officer
Stephen T. Gannon	General Counsel and Chief Legal Officer
Robert Nelson	Chief Compliance Officer

Name of Director	Principal Occupation
Mark Casady	Chairman and CEO, LPL Financial Holdings, Inc.
Anthony Di Iorio	Retired CFO, Deutsche Bank AG
Robert Gillespie	Director, The Royal Bank of Scotland Group plc
William P. Hankowsky	Chairman, President and CEO, Liberty Property Trust
Howard W. Hanna III	Chairman and CEO, Hanna Holdings, Inc.
Leo I. Higdon	Past President of Connecticut College
Charles J. Koch	Former Chairman, President and CEO, Charter One Bank
Arthur F. Ryan	Retired Chairman, CEO and President of Prudential Financial Inc.
Shivan S. Subramaniam	Chairman, FM Global
Bruce Van Saun	Chairman and CEO, Citizens Financial Group, Inc.
Wendy A. Watson	Former Executive Vice President, Global Services, State Street Bank & Trust
Marita Zuraitis	Director, President and CEO, The Horace Mann Companies

9 / Aquila Narragansett Tax-Free Income Fund

The Sub-Adviser does not provide investment advisory services to any other registered investment companies that have similar investment objectives to that of your Fund.  During the most recent fiscal year, your Fund did not pay any commissions in connection with the purchase and sale of any of your Fund’s portfolio securities to a broker affiliated with the Sub-Adviser.

Information Regarding the Prior Sub-Advisory Agreement

The Prior Sub-Advisory Agreement, dated as of October 11, 2013, was most recently approved by the Board of Trustees of the Trust on September 7, 2014.  The Prior Sub-Advisory Agreement was approved by the initial shareholder of your Fund on October 11, 2013 in connection with the reorganization of your Fund as a series of the Trust.

         For the fiscal year ended March 31, 2015, the Manager accrued sub-advisory fees of $525,884 to the Sub-Adviser under the Prior Sub-Advisory Agreement, of which $105,898 was waived by the Sub-Adviser, and the balance was paid to the Sub-Adviser.  Neither the Sub-Adviser, nor any affiliated person of the Sub-Adviser, nor any affiliated person of any such affiliated person, received any other fees from the Manager or your Fund for services provided to your Fund during the fiscal year ended March 31, 2015.  There were no other material payments by the Manager or your Fund to the Sub-Adviser, any affiliated person of the Sub-Adviser, or any affiliated person of any such affiliated person, during your Fund’s fiscal year ended March 31, 2015.

Information Regarding the Manager, the Distributor and
the Advisory and Administration Agreement

The Manager manages the assets of your Fund pursuant to an Advisory and Administration Agreement dated as of October 11, 2013.  The Advisory and Administration Agreement was most recently approved by the Board of Trustees of the Trust on September 20, 2015.  The Advisory and Administration Agreement was approved by the initial shareholder of your Fund on October 11, 2013 in connection with the reorganization of your Fund as a series of the Trust.

        The Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2015, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.3 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds.  AMC’s address is the same as that of the Manager. AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.

           The Manager is entitled to receive a fee payable monthly and computed on the net asset value of your Fund as of the close of business each business day at the annual rate of 0.50 of 1% such net asset value.  For the fiscal year ended March 31, 2015, your Fund accrued $1,143,227 in investment management fees, of which $265,051 was waived by the Manager, and the balance was paid to the Manager.

During the most recent completed fiscal year ended March 31, 2015, $185,177 was paid under Part I of your Fund’s Distribution Plan to qualified recipients with respect to Class A Shares, of which $9,817 was retained by the Distributor.  With respect to Class C Shares, during the same period, $120,816 was paid under Part II of the Plan and $40,272 was paid under the Shareholder Services Plan.  Of these total payments of $161,088, the Distributor retained $40,439.  With respect to Class I Shares, during the period, $528 was paid under Part III of the Plan and $396 was paid under the Shareholder Services Plan.  Of these total payments of $924, the Distributor retained $0. All of such payments were for compensation.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including your Fund.  Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.  The shares of the Distributor are owned 96.5% by Diana P. Herrmann and members of her family and 3.5% by the Manager.

10 / Aquila Narragansett Tax-Free Income Fund

Vote Required

Approval of Proposal No. 1 requires the affirmative votes of a majority of the outstanding shares, as such term is defined under the 1940 Act, present in person or by proxy at the meeting at which a quorum exists.

Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of your Fund means the vote of the holders of the lesser of (a) 67% or more of the shares of your Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of your Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of your Fund’s outstanding classes of shares.

The New Sub Advisory Agreement will not go into effect unless shareholders approve Proposal No. 1.  If Proposal No. 1 is not approved by the shareholders, the Board of Trustees will consider what further action is appropriate with respect to such proposal, which could include calling another shareholder meeting.

The Board of Trustees of your Fund unanimously recommends that shareholders vote FOR this proposal.

Shareholder Proposals

Your Fund is not required to hold meetings of shareholders each year.  Meetings will be held only when and if deemed desirable or required.  Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your Fund at 120 West 45th Street, Suite 3600, New York, New York 10036 within a reasonable time before the meeting.

Other Business

Your Fund does not know of any other matter which will come up for action at the Special Meeting.  If any other matter or matters properly come up for action at the Special Meeting, including any adjournment or postponement of the Special Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted.  That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

11 / Aquila Narragansett Tax-Free Income Fund

Exhibit A

Form of New Sub-Advisory Agreement

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SUB-ADVISORY AGREEMENT

THIS AGREEMENT, made as of __, 2015 by and between AQUILA INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (the “Manager”), 120 West 45th Street, Suite 3600, New York, New York 10036 and CITIZENS INVESTMENT ADVISORS, (the “Sub-Adviser”), a department of Citizens Bank, N.A., One Citizens Plaza, Providence, Rhode Island 02903-1339.

W I T N E S S E T H :

WHEREAS, Aquila Narragansett Tax-Free Income Fund (the “Fund”) is a series of Aquila Municipal Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (the “Act”) as an open-end, non-diversified management investment company;

WHEREAS, the Manager has entered into an Advisory and Administration Agreement as of the date hereof with the Fund (the “Advisory and Administration Agreement”) pursuant to which the Manager shall act as investment adviser with respect to the Fund; and

WHEREAS, pursuant to paragraph 2 of the Advisory and Administration Agreement, the Manager wishes to retain the Sub-Adviser for purposes of rendering investment advisory services to the Manager in connection with the Fund upon the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. In General

The Manager hereby appoints the Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Fund.  The Sub-Adviser shall, all as more fully set forth herein, act as managerial investment adviser to the Fund with respect to the investment of the Fund’s assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

2. Duties and Obligations of the Sub-Adviser With Respect To Investment of the Assets of the Fund

(a) Subject to the succeeding provisions of this section and subject to the direction and control of the Manager and the Board of Trustees of the Fund, the Sub-Adviser shall:

(i)	supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii)	determine what securities shall be purchased or sold by the Fund;

(iii)	arrange for the purchase and the sale of securities held in the portfolio of the Fund;

(iv)
at its expense provide for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund; and

(v)	consult with the Manager in connection with its duties hereunder.

(b) Any investment program furnished by the Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its Registration Statement under the Act or as amended by the shareholders of the Fund.

(c) The Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

(d) Nothing in this Agreement shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and

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shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

(e) In connection with its duties to arrange for the purchase and sale of the Fund’s portfolio securities, the Sub-Adviser shall select such broker dealers (“dealers”) as shall, in the Sub-Adviser’s judgment, implement the policy of the Fund to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.  The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs.  The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices.  In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser’s overall responsibilities.  If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below.  Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities.  The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

(f)  The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request.

(g)  The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

(h)  It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein.  The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of this Agreement.

(i) The Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

(j) To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided hereunder by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

3.  Allocation of Expenses

The Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under this Agreement.  In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall furnish, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund.  The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

A-2 / Aquila Narragansett Tax-Free Income Fund

4. Compensation of the Sub-Adviser

 The Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.23 of 1% of such net asset value.

5. Duration and Termination

(a) This Agreement shall become effective as of the date first written above following approval by the shareholders of the Fund and shall, unless terminated as hereinafter provided, continue in effect until the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a “majority” (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

(b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). This Agreement may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Advisory and Administration Agreement.

6. Notices of Meetings

The Manager agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to the Sub-Adviser and that Sub-Adviser will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Sub-Adviser may designate.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.

ATTEST:	AQUILA INVESTMENT MANAGEMENT LLC
______________________	By:_____________________________

ATTEST:	CITIZENS INVESTMENT ADVISORS
______________________	By:_____________________________

A-3 / Aquila Narragansett Tax-Free Income Fund

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
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or scan the QR code
Follow the on-screen instructions
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VOTE BY PHONE
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Follow the recorded instructions
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VOTE BY MAIL
Vote, sign and date this
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-paid envelope

Please detach at perforation before mailing.

PROXY                      AQUILA GROUP OF FUNDS                PROXY
AQUILA MUNICIPAL TRUST
AQUILA NARRAGANSETT TAX-FREE INCOME FUND
Proxy for Special Meeting of Shareholders – December 1, 2015
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Aquila Narragansett Tax-Free Income Fund (the “Fund”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Tuesday, December 1, 2015, at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, at 10:00 a.m. Eastern Standard Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR Proposal No. 1 The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.  The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.
Signature Signature Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds
Aquila Narragansett Tax-Free Income Fund Special Shareholder Meeting to Be Held on December 1, 2015.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/

PLEASE VOTE TODAY

BY INTERNET (www.proxy-direct.com) or

BY PHONE (1-800-337-3503) or

BY MAIL (Please sign and date before mailing)

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SPECIAL MEETING

FOR      AGAINST    ABSTAIN

1. To approve a New Sub-Advisory Agreement

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.